UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  June 18, 2008

Electronic Data Systems Corporation
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)
01-11779	75-2548221
(Commission File Number)	(IRS Employer Identification No.

5400 Legacy Drive, Plano, Texas	75024
(Address of Principal Executive Offices)	(Zip Code)

(972) 604-6000
Registrant's telephone number, including area code

(Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      o   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      X   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      o   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      o   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events

Electronic Data Systems Corporation, a Delaware Corporation, ("EDS"), issued a press release on June 18, 2008 announcing that it has called a special meeting of its stockholders to be held at 9:30 a.m., Central time, on Thursday, July 31, 2008, at its principal executive offices located at 5400 Legacy Drive, Plano, Texas 75024.  The purpose of the special meeting is for EDS stockholders to consider and vote on the proposal to adopt the previously disclosed Agreement and Plan of Merger, dated as of May 13, 2008, by and among EDS, Hewlett-Packard Company and Hawk Merger Corporation, under which EDS would be acquired by Hewlett-Packard Company.  The press release also announces that stockholders of record as of the close of business on Tuesday, June 24, 2008 will be entitled to receive notice of, and to vote at, the special meeting.  The press release announcing the special meeting and the record date is attached as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Additional information and where to find it

EDS has filed with the Securities and Exchange Commission (the "SEC") a preliminary proxy statement and intends to file a definitive proxy statement and other relevant materials in connection with its proposed business combination with Hewlett-Packard Company ("HP"). The definitive proxy statement will be sent or given to the stockholders of EDS.  Before making any voting or investment decision with respect to the merger, investors and stockholders of EDS are urged to read the proxy statement and the other relevant materials when they become available because they will contain important information about the merger.  The proxy statement and other relevant materials (when they become available), and any other documents filed by EDS with the SEC, may be obtained free of charge at the SEC's website at www.sec.gov.  In addition, investors and stockholders may obtain free copies of the documents filed with the SEC by going to EDS's Investor Relations page on its corporate website at www.eds.com or by directing a request to EDS at 5400 Legacy Drive, Plano, TX 75024 - Attention: Investor Relations.

EDS and HP and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from EDS stockholders in connection with the merger. Information about HP's directors and executive officers is set forth in HP's proxy statement on Schedule 14A filed with the SEC on January 29, 2008 and HP's Annual Report on Form 10-K filed on December 18, 2007.  Information about EDS's directors and executive officers is set forth in EDS's proxy statement on Schedule 14A filed with the SEC on March 4, 2008 and EDS's Annual Report on Form 10-K filed on February 27, 2008.  Additional information regarding the interests of participants in the solicitation of proxies in connection with the merger will be included in the definitive proxy statement that EDS intends to file with the SEC.

Section 9 - Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits

(d)        The following exhibit is furnished as part of this Current Report on Form 8-K:

             99.1.   EDS' news release dated June 18, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                                   ELECTRONIC DATA SYSTEMS CORPORATION

June 18, 2008                                                                                                           By:    /S/ STORROW M. GORDON

                                                                                                                                          Storrow M. Gordon

                                                                                                                                          Executive Vice President

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